UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2017

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07. Submission of Matters to a Vote of Security Holders

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2017, at the 2017 Annual Meeting of the Stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the Fourth Amended and Restated 2011 Stock Incentive Plan (the “Fourth Amended 2011 Plan”), effective as of such date, which increased the number of shares reserved for issuance under the Fourth Amended 2011 Plan by 1,250,000 shares. A description of the material terms of the Fourth Amended 2011 Plan is set forth under the heading “Proposal 3 –Approval of the Fourth Amended and Restated 2011 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2017 (the “Proxy Statement”), which description is hereby incorporated by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Fourth Amended 2011 Plan, a copy of which is filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2017 at the 2017 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees, approved proposals 2, 3 and 4, and advised to continue to hold an advisory vote on Named Executive Officers Compensation every year. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 14, 2017.

Proposal No. 1 Election of Class I Directors:

NOMINEES FOR CLASS I DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Joseph R. Bronson	23,166,375	1,440,809	5,936,149
Marco Iansiti	24,027,933	579,251	5,936,149

Proposal No. 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2017:

FOR	AGAINST	ABSTAIN
30,523,247	14,873	5,213

Proposal No. 3 Approval, of the Company’s Fourth Amended and Restated 2011 Stock Incentive Plan to increase the number of authorized shares under such plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,675,944	7,693,581	237,659	5,936,149

Proposal No. 4 Approval, by non-binding vote, of the 2016 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,292,373	289,074	25,737	5,936,149

Proposal No. 5 Advisory, by non-binding vote, of the frequency of future advisory votes on named executive officer compensation

1 Year	2 Years	3 Years	ABSTAIN	broker non-votes
21,898,868	286,448	2,347,762	74,106	5,936,149

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.20. PDF Solutions, Inc.’s Fourth Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement filed on April 14, 2017, and incorporated herein by reference.†

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

	By:	/s/ Gregory C. Walker
Gregory C. Walker
Vice President, Finance and Chief Financial Officer

Dated: June 1, 2017